SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report    August 28, 1998
              ----------------------

                      POLLUTION RESEARCH AND CONTROL CORP.
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California                         0-14266                            95-2746949
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(State or other                 (Commission                (IRS Employee ID No.)
jurisdiction of                 file No.)
incorporation or
organization)


                      506 Paula Avenue, Glendale, Ca 91201
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                    (Address of principal executive offices)


                                 (818) 247-7601
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              (Registrant's telephone number, including area code)




                                                                  Total Pages: 5
                                                         Exhibit Index: page E-1

Item 5.  Other Events

     On August 28, 1998, the Registrant disclosed that Turbodyne Technology, Inc. unilaterally terminated an agreement the Registrant and Turbodyne had executed pursuant to which Turbodyne had agreed to acquire the Registrant's two wholly-owned subsidiaries, Dasibi Environmental Corp. and Logan Medical Devices. The Registrant further disclosed that Turbodyne's wrongful termination of the Agreement could materially adversely impact the Company's ability to finance its future operations including but not limited to the fulfillment of recently awarded contracts to provide its products for the Chinese market.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLLUTION RESEARCH AND CONTROL CORP.
                                                     (Registrant)



Date:  September  4, 1998               By:   /s/ Albert E. Gosselin, Jr.
                                           -------------------------------------
                                           Albert E. Gosselin, Jr.
                                           President and Chief Executive Officer





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



                                  EXHIBIT INDEX
                                  -------------

         Item                                                           Page No.
         ----                                                           --------

99.1     Press Release dated August 28, 1998.                              5





                                       E-1